Exhibit 10.1

[Execution]

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment”), dated as of January 31, 2006, is entered into by and among WINN-DIXIE STORES, INC., Debtor and Debtor-in-Possession, a Florida corporation (“Winn-Dixie”), WINN-DIXIE MONTGOMERY, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Montgomery”), WINN-DIXIE PROCUREMENT, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Procurement”), WINN-DIXIE RALEIGH, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Raleigh”), WINN-DIXIE SUPERMARKETS, INC., Debtor and Debtor-in-Possession, a Florida corporation (“W-D Supermarkets”), DIXIE STORES, INC., Debtor and Debtor-in-Possession, a New York corporation (“Dixie Stores” and together with Winn-Dixie, W-D Montgomery, W-D Procurement, W-D Raleigh and W-D Supermarkets, each a “Borrower” and, collectively, “Borrowers”), the various financial institutions and other Persons from time to time parties to the Credit Agreement (“Lenders”), WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent and collateral monitoring agent for the Lenders (in such capacities, “Agent”), GENERAL ELECTRIC CAPITAL CORPORATION and THE CIT GROUP/BUSINESS CREDIT, INC., as syndication agents for the Lenders (in such capacities, “Syndication Agents”), and BANK OF AMERICA, NA, MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., GMAC COMMERCIAL FINANCE LLC and WELLS FARGO FOOTHILL, LLC, as documentation agents for the Lenders (in such capacities, “Documentation Agents”).

W I T N E S S E T H:

WHEREAS, Agent and Lenders have entered into financing arrangements with Borrowers and Guarantors pursuant to which Agent and Lenders may, upon certain terms and conditions, make loans and advances and provide other financial accommodations to Borrowers as set forth in Credit Agreement, dated February 23, 2005, as amended by Amendment No. 1 to Credit Agreement, dated March 31, 2005, and Amendment No. 2 and Consent to Credit Agreement, dated as of July 29, 2005, among Agent, Syndication Agents, Documentation Agents, Lenders, Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, and Borrowers (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Amendment (all of the foregoing, together with the Credit Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Loan Documents”);

WHEREAS, Borrowers have requested that the Agent and the Lenders make certain amendments to the Credit Agreement, and the Agent and the Lenders are willing to agree to such amendments, subject to the terms and conditions contained herein; and

WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

2. Negative Covenants — Financial Condition. Section 7.2.4(b) of the Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(b) After the receipt by the Agent of the Initial Monthly Projections:

(i) the Borrowers and the Guarantors will not permit the consolidated EBITDA of Winn-Dixie and its Subsidiaries for the most recently ended trailing six (6) Fiscal Month period with respect to each Fiscal Month through and including the Fiscal Month ended January 11, 2006, in each case tested on the last day of each Fiscal Month, to be less than eighty percent (80%) of the EBITDA projected in such Monthly Projections for such period; and

(ii) the Borrowers and the Guarantors will not permit the consolidated EBITDA less Capital Expenditures of Winn-Dixie and its Subsidiaries for the most recently ended trailing eight (8) Fiscal Month period with respect to the Fiscal Month ended February 8, 2006, the most recently ended trailing nine (9) Fiscal Month period with respect to the Fiscal Month ended March 8, 2006, the most recently ended trailing ten (10) Fiscal Month period with respect to the Fiscal Month ended April 5, 2006, the most recently ended trailing eleven (11) Fiscal Month period with respect to the Fiscal Month ended May 3, 2006, the most recently ended trailing twelve (12) Fiscal Month period with respect to the Fiscal Month ended May 31, 2006, the most recently ended trailing thirteen (13) Fiscal Month period with respect to the Fiscal Month ended June 28, 2006, and the most recently ended trailing thirteen (13) Fiscal Month period with respect to each Fiscal Month thereafter, in each case tested on the last day of each Fiscal Month, to be less than eighty percent (80%) of the EBITDA less Capital Expenditures projected in such Monthly Projections for such period; and”

3. Schedules to Credit Agreement — Percentages; LIBO Offices; Domestic Offices. Schedule II to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule II to this Amendment.

4. Conditions Precedent to Amendment. The provisions contained herein shall be effective as of the date hereof, but only upon the satisfaction of each of the following conditions precedent, in a manner satisfactory to Agent:

(a) The Agent shall have received an original of this Amendment, duly authorized, executed and delivered by the Borrowers and the Required Lenders;

(b) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to effectuate the provisions or purposes of this Amendment; and

(c) as of the date of this Amendment and after giving effect hereto, no Default or Event of Default shall have occurred and be continuing.

5. Additional Representations, Warranties and Covenants. Each Borrower, jointly and severally, represents, warrants and covenants with and to Agent and Lenders as follows, which

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representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, and the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the other Loan Documents, being a continuing condition of the making of Loans by Lenders to Borrowers:

(a) this Amendment and the other agreements, documents and instruments to be executed and/or delivered by any Borrower in connection herewith or related hereto (together with this Amendment, collectively, the “Amendment Documents”) have been duly authorized, executed and delivered by all necessary action on the part of each Borrower which is a party hereto and thereto and, if necessary, its stockholders and the agreements and obligations of Borrowers contained herein and therein constitute legal, valid and binding obligations of each Borrower enforceable against such Borrower in accordance with their respective terms;

(b) neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof (i) does or shall conflict with or result in the breach of, or constitute a default in any respect under, any mortgage, deed of trust, security agreement, agreement or instrument to which any Borrower is a party or may be bound, or (ii) shall violate any provision of the Certificate of Incorporation or By-Laws of any Borrower; and

(c) as of the date of this Amendment, no Default or Event of Default exists or has occurred.

6. Effect of this Amendment; Entire Agreement. Except as modified pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. This Amendment represent the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.

7. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be reasonably necessary or desirable to effectuate the provisions and purposes of this Amendment.

8. Governing Law. This Amendment will be deemed to be a contract made under and governed by the laws of the State of New York (including for such purpose sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York) but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York and the Bankruptcy Code.

9. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

10. Headings. The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment.

11. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. This Amendment may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWERS:	WINN-DIXIE STORES, INC.,
Debtor and Debtor-in-Possession, as the
Administrative Borrower and a Borrower

By:
Title:

WINN-DIXIE SUPERMARKETS, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE MONTGOMERY, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE PROCUREMENT, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

WINN-DIXIE RALEIGH, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

DIXIE STORES, INC.,
Debtor and Debtor-in-Possession,
as a Borrower

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

AGENTS AND LENDERS:	WACHOVIA BANK, NATIONAL ASSOCIATION, as the Administrative Agent, the Collateral Monitoring Agent, the Issuer, a Lender and the Swing Line Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as a Syndication Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

THE CIT GROUP/BUSINESS CREDIT, INC., as a Syndication Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, NA, as a Documentation Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

MERRILL LYNCH CAPITAL, A DIVISION OF MERRILL LYNCH BUSINESS FINANCIAL SERVICES, INC., as a Documentation Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

GMAC COMMERCIAL FINANCE LLC,
as a Documentation Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

WELLS FARGO FOOTHILL, LLC,
as a Documentation Agent and a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AS AGENT FOR STANDARD FEDERAL BANK, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

WESTERNBANK PUERTO RICO, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

NATIONAL CITY BUSINESS CREDIT, INC.,
as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

STATE OF CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

AMSOUTH BANK, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

WEBSTER BUSINESS CREDIT CORP., as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

ISRAEL DISCOUNT BANK OF NEW YORK,
as a Lender

By:
Title:

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

MARATHON STRUCTURED FINANCE FUND, L.P., as a Lender

By:	Marathon Asset Management, L.L.C.
Its:	Investment Manager and Authorized Signatory

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

RZB FINANCE LLC, as a Lender

By:
Title:

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

SOVEREIGN BANK, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

ERSTE BANK, as a Lender

By:
Title:

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

AZURE FUNDING, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

SENIOR DEBT PORTFOLIO, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

GRAYSON & CO., as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, as a Lender

By:
Title:

[Signature Page - Amendment No. 3 to Credit Agreement]

SCHEDULE II

TO

CREDIT AGREEMENT

Percentages; LIBO Office; Domestic Office

Lender	Percentage	LIBO Office	Domestic Office
Wachovia Bank, National Association	9.373	On file with Agent	On file with Agent
General Electric Capital Corporation	8.750	On file with Agent	On file with Agent
The CIT Group/Business Credit, Inc.	8.750	On file with Agent	On file with Agent
Bank of America, NA	7.813	On file with Agent	On file with Agent
Merrill Lynch Capital, a Division of Merrill Lynch Business Financial Services, Inc.	7.188	On file with Agent	On file with Agent
GMAC Commercial Finance LLC	7.812	On file with Agent	On file with Agent
Wells Fargo Foothill, LLC	7.187	On file with Agent	On file with Agent
LaSalle Retail Finance, a division of LaSalle Business Credit, Inc., as agent for Standard Federal Bank	5.000	On file with Agent	On file with Agent
Westernbank Puerto Rico	4.063	On file with Agent	On file with Agent
National City Business Credit, Inc.	3.750	On file with Agent	On file with Agent
UBS AG, Stamford Branch	3.750	On file with Agent	On file with Agent
PNC Bank, National Association	3.750	On file with Agent	On file with Agent
State of California Public Employees’ Retirement System	3.438	On file with Agent	On file with Agent
AmSouth Bank	2.500	On file with Agent	On file with Agent
Webster Business Credit Corp.	1.875	On file with Agent	On file with Agent
Israel Discount Bank of New York	1.875	On file with Agent	On file with Agent
Marathon Structured Finance Fund, L.P.	1.563	On file with Agent	On file with Agent
RZB Finance LLC	1.250	On file with Agent	On file with Agent
Sovereign Bank	1.563	On file with Agent	On file with Agent
Erste Bank	1.250	On file with Agent	On file with Agent
AZURE Funding	2.500	On file with Agent	On file with Agent
Eaton Vance - Senior Debt Portfolio	1.625	On file with Agent	On file with Agent
Eaton Vance - Grayson & Co.	2.875	On file with Agent	On file with Agent
Eaton Vance Institutional Senior Loan Fund	.500	On file with Agent	On file with Agent
TOTAL:	100